UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2026

Commission file number: 333-283772
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Bally’s Chicago, Inc.
(Exact name of registrant as specified in its charter)

Delaware			88-2870098
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)
100 Westminster Street	Providence,	RI	02903
(Address of principal executive offices)			(Zip Code)
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(401) 475-8474
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.001 per share	N/A	N/A
Class A-2 common stock, par value $0.001 per share	N/A	N/A
Class A-3 common stock, par value $0.001 per share	N/A	N/A
Class A-4 common stock, par value $0.001 per share	N/A	N/A
Class A-5 common stock, par value $0.001 per share	N/A	N/A
Class A-6 common stock, par value $0.001 per share	N/A	N/A
Class B common stock, par value $0.001 per share	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01    Entry into a Material Definitive Agreement.

On November 5, 2026, Bally’s Chicago Operating Company, LLC (the “Operating Company”), an indirect majority owned subsidiary of the Company, entered into a Master Managed Technology Services Agreement (the “Technology Service Agreement”) and an Exclusive Neutral Host Lease Agreement (the “Host Lease Agreement”, and collectively with the Technology Service Agreement, the “Chicago Technology Agreements”), with Tillman Digital Cities LLC (“TDC”), in connection with the development of its permanent casino resort (the “Permanent Facility”) in downtown Chicago, Illinois. Pursuant to the Chicago Technology Agreements, TDC will provide technology infrastructure and wireless connectivity services for the Permanent Facility. The Chicago Technology Agreements have initial terms of ten years, requiring estimated annual payments of $8.4 million for the technology infrastructure, and monthly service payments amounting to approximately $1.1 million per year.

The foregoing description is only a summary of the Chicago Technology Agreements and does not purport to be complete and is qualified in its entirety by the full text of those agreements, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements, including statements regarding the Private Placement and the expected use of proceeds therefrom. These forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements, including, without limitation, risks and uncertainties described under “Risk Factors” in the Company’s most recent periodic reports filed with the Securities and Exchange Commission and in other filings the Company makes with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CHICAGO, INC.

By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Secretary

Date: November 12, 2026